Exhibit 10.4

AMENDMENT NO. 1 TO THE

GUARANTEE AND SECURITY AGREEMENT

AMENDMENT NO. 1 TO THE GUARANTEE AND SECURITY AGREEMENT (this “Amendment”), dated as of February 2, 2010, by and among CONSECO, INC., a Delaware corporation (the “Borrower”), the lenders signatory hereto and Wilmington Trust FSB, as administrative agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1)           The Borrower, the Subsidiary Guarantors referred to therein, the Lenders, the Increasing Lenders, the Agent and JPMorgan Chase Bank, N.A., as syndication agent, are parties to a Second Amended and Restated Credit Agreement dated as of October 10, 2006, as amended by Amendment No. 1 to the Second Amended and Restated Credit Agreement dated as of June 12, 2007, as further amended by Amendment No. 2 to the Second Amended and Restated Credit Agreement dated as of March 30, 2009, as further amended by Amendment No. 3 to the Second Amended and Restated Credit Agreement dated as of December 8, 2009 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”).

(2) The Borrower, the Subsidiary Guarantors and the Agent are parties to that certain Guarantee and Security Agreement dated as of June 22, 2004 (the “Security Agreement”).

(3) Amendment No. 3 to the Second Amended and Restated Credit Agreement provides that the Borrower, the Subsidiary Guarantors and the Agent shall enter into certain amendments to the Security Agreement.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Definitions.  Any capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Security Agreement.

SECTION 2.    Amendments to Security Agreement.  The Security Agreement is hereby amended as follows:

(a) Section 1 is hereby amended by adding in the appropriate alphabetical order the following definition:

“Amendment No. 3 Effective Date” means January 7, 2010.

(b) Section 11 is hereby amended as follows:

(i) The first paragraph in Section 11(c) is hereby amended to state in its entirety as follows:

“(c)   Security Entitlements.  (i)  All Security Entitlements owned by each Lien Grantor shall be held, upon or promptly after receipt thereof, in one of more Controlled Securities Accounts; provided, that this Section 11(c)(i) shall not apply to any Security Entitlements maintained in (x) any Securities Account to the extent that the aggregate value of the Security Entitlements held in such Securities Account does not exceed $5,000,000; and provided further that the aggregate value of all Securities Entitlements owned by all Lien Grantors and held in all Securities Accounts (other than Securities Accounts that satisfy the applicable conditions set forth in clauses (E), (F) and (G) of the proviso at the end of Section 3(a)) that are not Controlled Securities Accounts shall not at any time be in excess of $10,000,000 and (y) any Securities Accounts that satisfy the applicable conditions set forth in clauses (E), (F) and (G) of the proviso at the end of Section 3(a).  The provisions of this subsection are subject to Section 14(c).”

(ii) Section 11(c)(iii) is hereby amended to state in its entirety as follows:

“(iii)           Each Lien Grantor represents, warrants and covenants that (x) Schedule 6 lists, as of the Amendment No. 3 Effective Date, all Controlled Securities Accounts, (y) each Controlled Securities Account will be operated as provided in Section 13, and (z) it will provide the Agent with prompt written notice that any Account meets the requirements of a Controlled Securities Account, any such notice shall be deemed an automatic amendment to Schedule 6 hereto to include such Account, and such Lien Grantor shall enter into an Account Control Agreement with respect to such Account.”

(iii) Section 11(d)(i) is hereby amended to state in its entirety as follows:

“(i)           All Commodity Contracts owned by each Lien Grantor shall be held, upon or promptly after receipt thereof, in one or more Controlled Commodity Accounts; provided, that this Section 11(d)(i) shall not apply to any Commodity Contracts maintained in (x) any Commodities Account to the extent that the aggregate value of the Commodity Contracts held in such Commodities Account, does not exceed $5,000,000; and provided further that the aggregate value of all Commodity Contracts held by all Lien Grantors in all Commodity Accounts (other than Commodity Accounts that are trust accounts) that are not Controlled Commodity Accounts shall not at any time be in excess of $10,000,000 and (y) any Commodities Account that is a trust account, so long as such Commodities Account is maintained as a trust account.”

(iv) Section 11(d)(iii) is hereby amended to state in its entirety as follows:

“(iii)           Each Lien Grantor represents, warrants and covenants that (x) Schedule 6 lists, as of the Amendment No. 3 Effective Date, all Controlled Commodity Accounts, (y) each Controlled Commodity Account will be operated as provided in Section 13, and (z) it will provide the Agent with prompt written notice that any Account meets the requirements of a Controlled Commodity Account, any such notice shall be deemed an automatic amendment to Schedule 6 hereto to include such Account, and such Lien Grantor shall enter into an Account Control Agreement with respect to such Account.”

(c) Section 12 is hereby amended as follows:

(i) The introductory sentence of Section 12 is hereby amended in its entirety to state as follows:  “Controlled Deposit Accounts.  Each Lien Grantor represents, warrants and covenants as follows:”

(ii) Section 12(a) is hereby amended to state in its entirety as follows:

“(a)           All cash owned by each Lien Grantor shall be deposited, upon or promptly after the receipt thereof, in one or more Controlled Deposit Accounts; provided that this Section 12(a) shall not apply to any cash maintained in (i) any Deposit Account to the extent that the average daily balance of cash held in such Deposit Account, as determined on a monthly basis, does not exceed $5,000,000; and provided further that the aggregate amount of cash maintained by all Lien Grantors in all Deposit Accounts (other than Deposit Accounts that satisfy the applicable conditions set forth in clauses (E), (F) and (G) of the proviso at the end of Section 3(a)) that are not Controlled Deposit Accounts shall not at any time be in excess of $10,000,000 and (ii) any Deposit Account that satisfies the applicable conditions set forth in clauses (E), (F) and (G) of the proviso at the end of Section 3(a).”

(iii) Section 12(b) is hereby amended to state in its entirety as follows:

“(b)           (i) Schedule 6 lists, as of the Amendment No. 3 Effective Date, all Controlled Deposit Accounts, (ii) each Controlled Deposit Account will be operated as provided in Section 13, and (iii) it will provide the Agent with prompt written notice that any Account meets the requirements of a Controlled Deposit Account, any such notice shall be deemed an automatic amendment to Schedule 6 hereto to include such Account, and such Lien Grantor shall enter into an Account Control Agreement with respect to such Account.”

(iv) Section 12(c) is hereby amended to state in its entirety as follows:

“(c)           [Reserved].”

(v) Section 12(f) of the Security Agreement is hereby amended by replacing the word “It” at the beginning of such section with the words “Each Lien Grantor”.

(d) Schedule 3 of the Security Agreement shall be replaced by Schedule 3 as attached to this Amendment.

(e) Schedule 6 of the Security Agreement shall be replaced by Schedule 6 as attached to this Amendment.

SECTION 3.        Conditions to Effectiveness.  This Amendment shall become effective as of the date hereof upon each party hereto having executed and delivered this Amendment to the Agent.

SECTION 4.        Representation and Warranties.  In order to induce the Agent to enter into this Amendment, the Company and each Subsidiary Guarantor hereby represent and warrant that:

(a)           (i) They have all requisite power and authority to execute and deliver this Amendment and to consummate the transactions and execute any documents or instruments contemplated hereby and (ii) have taken all action necessary and appropriate to authorized the execution and delivery of this Amendment and the transactions contemplated hereby, including, without limitation, entering into such Account Control Agreements as may be required.

(b)           This Amendment has been duly executed and delivered and constitutes the legal, valid and binding obligation of each Lien Grantor and is enforceable against each of them in accordance with its terms and applicable law.

SECTION 5.        Reference to and Effect on the Credit Agreement, Security Agreement and Other Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Security Agreement, and each reference in the Notes and each of the other Loan Documents to “the Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement, as amended by this Amendment.

(b) The Credit Agreement, the Security Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment (and as contemplated to be amended, modified, supplemented, restated, substituted or replaced by this Amendment) are and shall continue to be in full force and effect.  Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Obligors under the Loan Documents, in each case, as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) Each Lien Grantor hereby ratifies and confirms all of their respective Obligations to the Lenders and the Agent and hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans, the Obligations, and all other amounts due under the Credit Agreement and the Security Agreement, as amended hereby, the Notes, and the other Loan Documents, as applicable, at the times and in the amounts provided for therein and subject to the terms hereof.

SECTION 6.       Expenses. The Borrower agrees that all reasonable out-of-pocket expenses incurred by the Agent and the Steering Committee (as defined in the Credit Agreement) in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Agent and the Steering Committee and reasonable fees and expenses of the financial advisor retained by the Agent and/or Steering Committee), are expenses that the Borrower is required to pay or reimburse pursuant to Section 10.04 of the Credit Agreement and the Fee Agreement (as defined in Section 6.16 of the Credit Agreement).

SECTION 7.         Releases.

(a) In consideration of the agreements of the Agent, the Steering Committee and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Lien Grantor (collectively, the “Releasing Parties”), on behalf of the Releasing Party and each of their respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Agent, the Steering Committee and each of the Lenders and their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, financial advisors, employees, agents and other representatives (the Agent, the Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Releasing Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with the Credit Agreement, the Security Agreement, this Amendment or any related documents or transactions thereunder or related thereto.

(b) Each Releasing Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Releasing Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.  Each Releasing Party acknowledges and agrees that the Releasees have fully performed all obligations and undertakings owed to the Releasing Parties under or in any way in connection with the Credit Agreement, the Security Agreement, this Amendment or any related documents or transactions thereunder or related thereto as of the date hereof.

(d) Each Releasing Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Releasing Party pursuant to this Section 7.  If any Releasing Party or any of their successors, assigns or other legal representatives violates the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

SECTION 8.         Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission (e.g., .pdf or .tif file) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9.          Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[The remainder of this page is intentionally left blank.  Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CONSECO, INC., as Borrower

By  /s/ Todd M. Hacker
Name:  Todd M. Hacker
Title:  SVP & Treasurer

WILMINGTON TRUST FSB, as Agent

By   /s/ Joseph B. Fell
Name:  Joseph B. Fell
Title:  Vice President

Subsidiary Guarantors:

AMERICAN LIFE AND CASUALTY MARKETING DIVISION CO.
 CDOC, INC.
CONSECO MANAGEMENT SERVICES COMPANY

By   /s/ Todd M. Hacker
Name:  Todd M. Hacker
Title:  SVP & Treasurer

CODELINKS, LLC
By: CDOC, Inc., its Manager

By   /s/ Todd M. Hacker
  Name:  Todd M. Hacker
  Title:  SVP & Treasurer

40|86 ADVISORS, INC.
40|86 MORTGAGE CAPITAL, INC.

By    /s/ Todd M. Hacker
Name:  Todd M. Hacker
Title:  SVP & Treasurer

PERFORMANCE MATTERS ASSOCIATES, INC.
PERFORMANCE MATTERS ASSOCIATES OF TEXAS, INC.

By    /s/ Todd M. Hacker
Name:  Todd M. Hacker
Title:  SVP & Treasurer

CONSECO SERVICES, LLC

By    /s/ Todd M. Hacker
Name:  Todd M. Hacker
Title:  SVP & Treasurer